EXCHANGE AND SUBSCRIPTION AGREEMENT

                     ADVANCE REMOTE COMMUNICATION SOLUTIONS
                            a California corporation


The undersigned subscriber (the "Purchaser") having read and reviewed the Company's Offering Statement for Series C Preferred Stock dated June 27, 2002, including all exhibits and attachments thereto (collectively, the "Offering Statement"), hereby agrees to deliver to the Company consideration in the amount set forth in Section 7 below, subject to the following terms and conditions:

1. Exchange and Subscription. Purchaser exchanges and subscribes for the shares of Series C-1 Preferred Stock, Series C-2 Preferred Stock and Series C-3 Preferred Stock of the Company as noted in Section 7 hereof (the "Shares") subject to this Agreement.

2. Stock Purchase Agreement. Purchaser hereby becomes a signatory to and beneficiary of the Stock Purchase Agreement for the purposes of enjoying the rights and privileges and agrees to be bound by Sections 6 through 9 of the Stock Purchase Agreement with respect to the Shares. In addition, to the extent that any Purchaser elects to purchase Series C-1 Preferred Stock and Series C-2 Preferred Stock pursuant to this agreement, (a) Purchaser hereby makes and agreed to be bound by the representations set forth in Section 3 of the Stock Purchase Agreement and (b) the Company makes and agrees to be bound by the representations set forth in Section 2 thereof; provided that the Company may make such changes to the Schedule of Exceptions to the Stock Purchase Agreement as it deems appropriate in connection with making such representations. Purchaser further covenants to execute such further instruments and documents as may be requested by the Company to reflect that Purchaser is bound by the terms, provisions and conditions of the Stock Purchase Agreement. Purchaser hereby confirms that it has received a true and correct copy of the Stock Purchase Agreement and the exhibits thereto.

3. Representations and Warranties. Purchaser hereby represents and warrants to the Company that the address set forth herein is the true and correct (a) residence address if Purchaser is an individual; or (b) address of the principal place of business if Purchaser is an entity. Purchaser has no present intention of becoming a resident of any other state or jurisdiction.

4. Acceptance. The Company will accept subscriptions for Series C-1 Preferred Stock, Series C-2 Preferred Stock and Series C-3 Preferred Stock from holders of Series B Preferred Stock who are Accredited Investors (as defined in the Offering Statement), in each case when the Company receives completed Exchange and Subscription Agreements, and the required Purchase Price.

5. Additional Information. Within 10 days after receipt of a written request from the Company, Purchaser shall provide such information and execute and deliver such documents as may be reasonably necessary to comply with any laws, regulations, and/or ordinances to which the Company is subject.

6. Effectiveness. This Exchange and Subscription Agreement will not be binding upon the Company unless and until a fully executed copy hereof is delivered by the Company to Purchaser.

7.       Exchange and Subscription.

         a. Exchange. Check one of the following choices and fill in the applicable information for such choice. Please refer to the chart set forth below for assistance in determining the number of shares of Series B Preferred Stock currently held by you and the number of shares of Series C-1 Preferred Stock and Series C-2 Preferred Stock which you may purchase should you choose to exchange all of your shares of Series B Preferred Stock for shares of Series C-3 Preferred Stock. Please note that if you elect to subscribe to shares of Series C-1 Preferred Stock and C-2 Preferred Stock, you must invest substantially equal dollar amounts in each series as shown in the table below.

? Purchaser (i) exchanges all shares of Series B Preferred Stock for shares of Series C-3 Preferred Stock and (ii) subscribes an aggregate total dollar amount of $_________for Series C-1 Preferred Stock and Series C-2 Preferred Stock at $500 per share and $300 per share, respectively.

? Purchaser exchanges _____________ shares of Series B Preferred Stock for shares of Series C-3 Preferred Stock.

? Purchaser does not wish to exchange any shares of Series B Preferred Stock for shares of Series C-3 Preferred Stock.


-------------------------------- ------------------ ----------------------- ------------------------ -----------------------
                                                      Maximum Number of        Maximum Number of        Combined Maximum
                                                     Shares of Series C-1    Shares of Series C-2            Dollar
                                                    Preferred Stock which    Preferred Stock which   Amount you can invest
                                                    may be purchased (and    may be purchased (and       in Series C-1
                                                      aggregate purchase      aggregate purchase      Preferred Stock and
                                     Shares of          price) if all       price) if all Series B    C-2 Preferred Stock
                                     Series B         Series B Preferred      Preferred Stock is
                                  Preferred Stock     Stock is exchanged           exchanged
                                   Available for
                                     Exchange
-------------------------------- ------------------ ----------------------- ------------------------ -----------------------

Lexington Commercial Holdings         300.00            1,667 (already          1,000 (already
                                                    purchased pursuant to    purchased pursuant to
                                                        the Financing)          the Financing)

-------------------------------- ------------------ ----------------------- ------------------------ -----------------------
Stanley E.  Foster & Pauline M.        15.00          75.69 for $22,707        45.40 for $22,700            $45,407
Foster as Trustees UTD 7-31-81

-------------------------------- ------------------ ----------------------- ------------------------ -----------------------
Mr. Philip L. Elkus                     5.00           25.23 for $7,569        15.13 for $7,565             $15,134

-------------------------------- ------------------ ----------------------- ------------------------ -----------------------
Stanley & Maxine  N.  Firestone         5.00           25.02 for $7,506        15.01 for $7,505             $15,011
Trust

-------------------------------- ------------------ ----------------------- ------------------------ -----------------------
Ian M. Firestone Gallo Trust            2.50           12.51 for $3,753         7.51 for $3,755              $7,508

-------------------------------- ------------------ ----------------------- ------------------------ -----------------------
Drew A. Firestone Gallo Trust           2.50           12.51 for $3,753         7.51 for $3,755              $7,508

-------------------------------- ------------------ ----------------------- ------------------------ -----------------------
Rod C. Firestone                        2.50           12.51 for $3,753         7.51 for $3,755              $7,508

-------------------------------- ------------------ ----------------------- ------------------------ -----------------------
Clay G. Firestone Gallo Trust           1.25            6.26 for $1,878         3.75 for $1,875              $3,753
-
-------------------------------- ------------------ ----------------------- ------------------------ -----------------------
Hillcrest Urological Medical            2.50           12.61 for $3,783         7.57 for $3,785              $7,568
Group Pension Benefit Plan E/M
Kessler
-------------------------------- ------------------ ----------------------- ------------------------ -----------------------

Mr. and Mrs. Henry Oseran               2.50           12.61 for $3,783         7.57 for $3,785              $7,568
-------------------------------- ------------------ ----------------------- ------------------------ -----------------------

Mr. Charles Cono                       10.00          50.46 for $15,138        30.27 for $15,135            $30,273

-------------------------------- ------------------ ----------------------- ------------------------ -----------------------
Robert L. Shapiro, Trustee              2.50           12.54 for $3,762         7.52 for $3,760              $7,522
Dardick Trust B DTD 9/7/92
-------------------------------- ------------------ ----------------------- ------------------------ -----------------------

  b. Title. Title to Purchaser's Shares should be registered as follows (initial one choice):

                              (a)      Individually, as a single person;
    (initial)
                              (b)      Husband and Wife, as joint property;
    (initial)
                              (c)      Joint tenants;
    (initial)
                              (d)      Tenants in common;
    (initial)
                              (e)      Separate property;
    (initial)
                              (f)      As custodian of ___________________,
    (initial)                          under the Uniform Gifts to Minors Act;

                              (g)      Other, e.g., corporation, partnership,
    (initial)                          custodian, trustee, etc.

    Indicate the exact name(s) and present address for the records of the Company(ies), and the number of shares allocated to each (if more than one nominee is listed):




                  Number and Class of Shares__________________________




                  Number and Class of Shares__________________________




                  Number and Class of Shares__________________________



                  Number and Class of Shares__________________________

8. Governing Law. This Exchange and Subscription Agreement will be governed by and construed in accordance with the laws of the State of California

9. Further Assurances. Each party to this Exchange and Subscription Agreement shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Exchange and Subscription Agreement.

10. Venue and Jurisdiction. For purposes of venue and jurisdiction, this Exchange and Subscription Agreement shall be deemed made and to be performed in San Diego County, California.

11. Counterparts. This Exchange and Subscription Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

12. Headings. The headings of the Paragraphs of this Exchange and Subscription Agreement have been included only for convenience, and may not be deemed in any manner to modify or limit any of the provisions of this Exchange and Subscription Agreement, or be used in any manner in the interpretation of this Exchange and Subscription Agreement.

13. Successors-in-Interest and Assigns. Purchaser may not assign or delegate to any other person this Exchange and Subscription Agreement or any rights or obligations hereunder. Subject to the foregoing restriction on transferability, this Exchange and Subscription Agreement will be binding upon and will inure to the benefit of the successors-in-interest and assigns of each party to this Exchange and Subscription Agreement. Nothing in this Paragraph will create any rights enforceable by any person not a party to this Exchange and Subscription Agreement, except for the rights of the successors-in-interest and assigns of each party to this Exchange and Subscription Agreement, unless such rights are expressly granted in this Exchange and Subscription Agreement to other specifically identified persons.



      [The remainder of this page has been intentionally left blank.]
                                 SIGNATURE PAGE
                               FOR INDIVIDUAL USE*



_________________________________________
Signature


_________________________________________
Social Security Number


_________________________________________
Print Name


_________________________________________
State of Residence


Executed at:  ______________________________
                            (City and State)


Date: ____________________________________








*Repeat for any other Individuals



                                 SIGNATURE PAGE
                                 FOR ENTITY USE


_________________________________________
Name of Company

_________________________________________
State of Formation

_________________________________________
Federal Taxpayer Identification Number

_________________________________________
Signature of Authorized Officer/Partner/Member

_________________________________________
Print Name of Authorized Officer/Partner/Member


Executed at:  ______________________________
                            (City and State)


Date: ____________________________________

                                 SIGNATURE PAGE
                FOR ADVANCE REMOTE COMMUNICATION SOLUTIONS, INC.



THIS EXCHANGE AND SUBSCRIPTION AGREEMENT IS HEREBY ACCEPTED:


ADVANCE REMOTE COMMUNICATION SOLUTIONS, INC.
a California corporation



By:__________________________________
Name:________________________________
Its:___________________________________